EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Allan J. Marter, Senior Vice President and Chief Financial Officer of Golden Star Resources Ltd., certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2005 of Golden Star Resources Ltd. that:

(1) The  Annual  Report on Form 10-K fully  complies  with the  requirements  of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained and incorporated by reference in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Golden Star Resources Ltd.



/s/ Allan J. Marter
-------------------
Allan J. Marter
Senior Vice President and Chief Financial Officer
March 27, 2006


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